                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of Earliest Event Reported) June 25, 1996
                                                ----------------

                          BOSTON LIFE SCIENCES, INC.
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            (Exact name of registrant as specified in its charter)

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
          Delaware                          0-6533                         87-0277826
- --------------------------------            ------                     ------------------
(State or other jurisdiction             (Commission                   (I.R.S. Employer
of incorporation or organisation)          File No.)                   Identification No.)
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1601 Trapelo Road
Waltham, Massachusetts                                      02154
- ----------------------------                             ----------
(Address of principal executive offices)                  Zip Code

Registrant's telephone number, including area code    (617) 890-8263
                                                   -----------------
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Item 5.         Other Events.
                -------------
        On June 25, 1996, the registrant, a company engaged in the research and development of novel treatments for cancer, autoimmune diseases, and central nervous systems disorders announced that it had obtained as exclusive worldwide license to a patent application concerning a recently-discovered transcription factor. This transcription factor, called C-Maf, has been shown, in preclinical in vitro tests, to regulate the switching of T helper 1 (Th1) cells into T helper 2 (Th2) cells. The ability to switch Th1 cells into Th2 cells (and vica versa) may be significant in the treatment of autoimmmune diseases and allergies. C-Maf was discovered by a team of scientists led by Professor Laurie
H. Clincher at Harvard University, and this factor and its uses for treatment of such diseases have now been exclusively licensed by Harvard to the registrant.

Item 8.         Exhibits.
                --------

        The following Exhibits are filed as part of this Report on Form 8-K:

        99.1 Press Release of Registrant regarding C-Maf discovery and license.











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                                  SIGNATURES
                                  ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          BOSTON LIFE SCIENCES, INC.


Dated:  June 25, 1996       By: /s/   Marc E. Lanser. M.D.
                                ---------------------------
                                      Marc E. Lanser, M.D.
                                  Executive Vice President
                                  and Chief Scientific Officer



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